EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alfacell Corporation (the “Company”) on Form 10-Q for the quarter ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kuslima Shogen, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2007

/s/ Kuslima Shogen

	Name:	Kuslima Shogen
	Title:	Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Alfacell Corporation and will be retained by Alfacell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.